                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ M. R. Bonsignore
                                   ---------------------------------
                                   M. R.  BONSIGNORE

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ A. J. Baciocco, Jr.
                                   --------------------------------
                                   A. J.  BACIOCCO,  JR.

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as her true and lawful attorney-in-fact and agent with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ E. E. Bailey
                                   --------------------------------
                                   E. E.  BAILEY

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ E. H. Clark, Jr.
                                   --------------------------------
                                   E. H.  CLARK,  JR.

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ W. H. Donaldson
                                   --------------------------------
                                   W. H.  DONALDSON

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ R. D. Fullerton
                                   --------------------------------
                                   R. D.  FULLERTON

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ G. Greenwald
                                   --------------------------------
                                   G.  GREENWALD

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ J. J. Howard
                                   --------------------------------
                                   J. J.  HOWARD

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ B. E. Karatz
                                   --------------------------------
                                   B. E.  KARATZ

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ D. L. Moore
                                   --------------------------------
                                   D. L.  MOORE

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ A. B. Rand
                                   --------------------------------
                                   A. B.  RAND

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ S. G. Rothmeier
                                   --------------------------------
                                   S. G.  ROTHMEIER

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following director.


                                   /s/ M. W. Wright
                                   --------------------------------
                                   M. W.  WRIGHT

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned officer of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson, William M. Hjerpe and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed on the 29th day of December, 1994, by the following officer.


                                   /s/ P. M. Palazzari
                                   --------------------------------
                                   P. M.  PALAZZARI

                               POWER  OF  ATTORNEY



          KNOW ALL BY THESE PRESENTS, That the undersigned officer of HONEYWELL INC., a Delaware corporation, constitutes and appoints each of Edward D. Grayson and Sigurd Ueland, Jr., with full power to each to act without the other, as his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on the form prescribed by the Securities and Exchange Commission for the registration of 2,000,000 shares of Honeywell Inc.'s common stock and/or options to purchase same, to be acquired by corporations that qualify as Section 501(c)(3) public charities, and any or all amendments or post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such state commissions and other agencies as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed on the 20th day of September, 1994, by the following officer.


                                   /s/ W. M. Hjerpe
                                   --------------------------------
                                   W. M. HJERPE